Exhibit 10.3

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Tang Shung Ching Louis

Subject: Appointment as Chief Marketing Officer of JOCOM HOLDINGS CORP.

Dear Mr. Tang,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Chief Marketing Officer of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As Chief Marketing Officer, you shall be responsible for leading and overseeing the Company’s marketing strategies, brand development initiatives, market positioning, and customer engagement activities. You shall work closely with the executive management team to support the Company’s business growth objectives and enhance its market presence.

Your responsibilities shall include, but are not limited to:

●	Developing and implementing comprehensive marketing strategies aligned with the Company’s business objectives;

●	Managing brand development, corporate communications, and promotional initiatives;

●	Identifying market opportunities and supporting business expansion strategies;

●	Overseeing marketing campaigns, customer engagement programs, and strategic partnerships;

●	Conducting market analysis and providing recommendations on market trends and growth opportunities; and

●	Performing such other duties and responsibilities as may be assigned by the Board of Directors or executive management from time to time.

In carrying out your duties, you shall act in good faith, exercise due care and diligence, and perform your responsibilities in accordance with the Company’s Articles of Incorporation, Bylaws, applicable laws, and policies adopted by the Board of Directors.

Your appointment shall remain effective until your resignation, removal, or until your successor has been duly appointed in accordance with the Company’s governing documents.

Please indicate your acceptance of this appointment by signing and returning a copy of this letter.

The Board looks forward to your leadership and contribution to the continued growth and success of the Company.

Yours faithfully,
For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name:	CHAI KOK LEONG
Title:	CEO, DIRECTOR
Date:	August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Tang Shung Ching Louis, hereby accept my appointment as Chief Marketing Officer of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m. and agree to faithfully discharge the duties and responsibilities of this office.

/s/ TANG SHUNG CHING LOUIS
Name:	TANG SHUNG CHING LOUIS
Date:	August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Tang Shung Ching Louis

Subject: Appointment as Director and Member of the Board of Directors of JOCOM HOLDINGS CORP.

Dear Mr. Tang,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Director of the Company and a member of its Board of Directors, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As a Director and member of the Board of Directors, you shall participate in the oversight of the Company’s business and affairs and shall exercise the powers, duties, and responsibilities vested in directors under the Company’s Articles of Incorporation, Bylaws, applicable corporate laws, and the resolutions of the Board of Directors.

In your role, you are expected to:

●	Act in good faith and in the best interests of the Company and its shareholders;

●	Exercise the care, diligence, and loyalty required of a director;

●	Attend and actively participate in meetings of the Board of Directors and any committees to which you may be appointed;

●	Review and approve matters requiring Board authorization; and

●	Provide strategic guidance and independent oversight regarding the Company’s business, governance, financial performance, risk management, and regulatory compliance.

Your appointment shall continue until your resignation, removal, or until your successor has been duly elected or appointed in accordance with the Company’s governing documents and applicable law.

Please indicate your acceptance of this appointment by signing below.

The Board welcomes you and looks forward to your valuable contributions to the Company’s continued growth and success.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name:	CHAI KOK LEONG
Title:	CEO, DIRECTOR
Date:	August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Tang Shung Ching Louis, hereby accept my appointment as Director of JOCOM HOLDINGS CORP. and a member of its Board of Directors, and agree to faithfully discharge the duties and responsibilities of this office.

/s/ TANG SHUNG CHING LOUIS
Name:	TANG SHUNG CHING LOUIS
Date:	August 6, 2026